EXHIBIT 10.1
EXECUTION VERSION

FIRST AMENDMENT, dated as of December 22, 2014 (this “Agreement”), to the Credit Agreement dated as of May 9, 2014 (the “Credit Agreement”), among DIAMOND RESORTS CORPORATION, a Maryland corporation (the “Borrower”), DIAMOND RESORTS INTERNATIONAL, INC., a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”) and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.
A.Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.
B.    The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, in each case as further set forth herein.
C.    The Required Lenders are willing to so amend the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Amendments to Credit Agreement. Effective as of the Agreement Effective Date (as defined below):
(a)    clause (c) of the definition of “Available Basket” in Section 1.01 of the Credit Agreement shall be amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by adding the bold, underlined text (indicated textually in the same manner as the following example: underlined text) as follows:
“(c) the sum of (x) the aggregate cumulative amount of Investments made using the Available Basket pursuant to 6.04(l)(ii), Restricted Payments made using the Available Basket pursuant to Section ~~6.06(a)(v)(B)~~ 6.06(a)(vi)(B) and payments of Indebtedness made using the Available Basket pursuant to Section 6.09(b)(iv)(B), in each case during the period from and including the Business Day immediately following the Closing Date through the date of such determination plus (y) the aggregate cumulative amount of Restricted Payments made pursuant to Section 6.06(a)(v).”;
(b)    Section 1.01 of the Credit Agreement shall be amended by inserting the following new definitions in proper alphabetical order:
“2014 Available Basket Date” means the earlier of (a) the day that is 100 days after December 31, 2014 and (b) the date as of which the Available Basket is increased pursuant to clause (a) of the definition thereof with respect to the fiscal year of the Borrower ending December 31, 2014.
“Amendment Effective Date” means the Agreement Effective Date (as defined in the First Amendment).
“First Amendment” means the First Amendment to this Agreement, dated as of December 22 , 2014.;
(c)    Section 2.12(d) of the Credit Agreement shall be amended by replacing the words “one-year anniversary” with the words “fifteen-month anniversary”;
(d)    Section 2.20 of the Credit Agreement shall be amended by adding a new clause (j) to read as follows:
“(j) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(e)    Section 6.06(a) of the Credit Agreement shall be amended by replacing “(v)” therein with “(vi)” and inserting a new subclause (v) therein to read as follows:
“(v) during the period beginning on the Amendment Effective Date and ending on the 2014 Available Basket Date, Holdings, the Borrower and the Restricted Subsidiaries may make Restricted Payments in an aggregate amount not to exceed $50,000,000;”;
(f)    each of Section 6.04(l)(i) and Section 6.09(b)(iv)(A) of the Credit Agreement shall be amended by replacing “Section 6.06(a)(v)” therein with “Section 6.06(a)(vi)”.
SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower and Holdings represent and warrant to each of the Lenders and the Administrative Agent that, after giving effect to this Agreement, (a) the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Agreement Effective Date (as defined below) as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.
SECTION 4.    Consent Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a counterpart of this Agreement to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on

December 18, 2014, a consent fee (the “Consent Fees”) in an amount equal to 0.10% of the aggregate principal amount of the Loans and the unused Commitments of such Lender as of such date; provided that the Borrower shall have no liability for any such Consent Fees if this Agreement does not become effective in accordance with Section 5 below. The Consent Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Agreement Effective Date, shall not be subject to setoff or counterclaim and shall be in addition to any other fees or amounts referred to in Section 5 below.
SECTION 5.    Effectiveness. This Agreement shall become effective on the date (the “Agreement Effective Date”) on which the following conditions shall be satisfied (or waived by the Administrative Agent and the Required Lenders):
(a)    the Administrative Agent shall have received (i) counterparts of this Agreement that, when taken together, bear the signatures of (1) the Borrower, (2) Holdings and (3) the Required Lenders and (ii) (1) the Consent Fees, (2) all fees separately agreed in writing by the Borrower and Credit Suisse Securities (USA) LLC in connection herewith and (3) all fees and other amounts due and payable to the Administrative Agent or the Lenders that are required to be paid on or before the Agreement Effective Date in accordance with the Credit Agreement or any other Loan Document, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and its Affiliates required to be reimbursed or paid by Holdings and the Borrower under Section 9.05 of the Credit Agreement or under any other Loan Document; and
(b)    the representations and warranties of Holdings and the Borrower set forth in Section 3 of this Agreement shall be true and correct.
SECTION 6.    Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Agreement Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5. Delivery of an executed signature page to this Agreement by facsimile transmission, “.pdf” or similar electronic format shall be effective as delivery of a manually signed counterpart of this Agreement.
SECTION 8.    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 9.    Applicable Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(a)    EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO AGAINST HOLDINGS, THE BORROWER OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE

RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(e).
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

DIAMOND RESORTS INTERNATIONAL, INC.,
by
/s/ C. Alan Bentley
Name: C. Alan Bentley
Title: EVP & CFO

DIAMOND RESORTS CORPORATION,
by
/s/ C. Alan Bentley
Name: C. Alan Bentley
Title: CFO

[First Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and a Lender,
by
/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

[First Amendment to Credit Agreement]